                                                                      EXHIBIT 21


            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                     STATE OF
                                 NAME OF SUBSIDIARY                INCORPORATION
                                 ------------------                -------------

         Stewart Title of Mobile, Inc. ..........................     Alabama
         Guarantee Title Company LLC ............................     Alabama
         Stewart Title of Anchorage .............................     Alaska
         Citizens Title & Trust .................................     Arizona
         Stewart Title & Trust of Phoenix, Inc. .................     Arizona
         Stewart Title & Trust of Tucson ........................     Arizona
         Arkansas Title Insurance Company .......................     Arkansas
         First Arkansas Title Company ...........................     Arkansas
         Garland County Title Company ...........................     Arkansas
         Garland County Title LLC ...............................     Arkansas
         Landata Inc. of Arkansas ...............................     Arkansas
         McDonald Abstract and Title  Company ...................     Arkansas
         Stewart Title of Arkansas ..............................     Arkansas
         Tucker Abstract ........................................     Arkansas
         Landata Airborne Systems, Inc. .........................     California
         API Properties Corporation .............................     California
         Asset Preservation, Inc. ...............................     California
         Cuesta Title Company ...................................     California
         GPMD, Inc. .............................................     California
         Granite Bay Holding Corp. ..............................     California
         Granite Properties, Inc. ...............................     California
         ICON Transaction Coordinators ..........................     California
         Landata, Inc. of Los Angeles ...........................     California
         Landata, Inc. of the West Coast ........................     California
         Nations Title Company ..................................     California
         Online Documents, Inc. .................................     California
         Stewart Title of California, Inc. ......................     California
         WTI Properties, Inc. ...................................     California
         Platte Valley Title ....................................     Colorado
         Stewart Title Company of Colorado Springs ..............     Colorado
         Stewart Title of Aspen, Inc. ...........................     Colorado
         Stewart Title of Denver, Inc. ..........................     Colorado
         Stewart Title of Eagle County, Inc. ....................     Colorado
         Stewart Title of Glenwood Springs, Inc. ................     Colorado
         Stewart Title of Larimer County, Inc. ..................     Colorado
         Stewart Title of Pueblo ................................     Colorado
         Stewart Title of Steamboat Springs .....................     Colorado
         Stewart Water, L.L.C ...................................     Colorado
         Western Colorado Title .................................     Colorado
         Aaction Title Agency, Inc. .............................     Florida
         Acquire Corporation ....................................     Florida
         Advance Homestead Title, Inc. ..........................     Florida
         Bay Title Services, Inc. ...............................     Florida
         Complete Title .........................................     Florida
         Executive Title ........................................     Florida
         Manatee Pinellas Title Company .........................     Florida
         MGS Holding Company LLC ................................     Florida
         New Century Title of Orlando ...........................     Florida
         New Century Title of Sarasota ..........................     Florida
         New Century Title of Tampa .............................     Florida
         Southern Title .........................................     Florida
         Stewart Approved Title, Inc. ...........................     Florida
         Stewart Acquire Land Title LLP .........................     Florida
         Stewart Management Services ............................     Florida
         Stewart Title Company of Sarasota, Inc. ................     Florida

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                 STATE OF
                       NAME OF SUBSIDIARY                      INCORPORATION
                       ------------------                      -------------

     Stewart Title of Clearwater, Inc. .........................   Florida
     Stewart Title of the Four Corners .........................   Florida
     Stewart Title of Jacksonville, Inc. .......................   Florida
     Stewart Title of Martin County ............................   Florida
     Stewart Title of Northwest Florida ........................   Florida
     Stewart Title of Orange County, Inc. ......................   Florida
     Stewart Title of Pensacola ................................   Florida
     Stewart Title of Pinellas, Inc. ...........................   Florida
     Stewart Title of Polk County, Inc. ........................   Florida
     Stewart Title of Tallahassee, Inc. ........................   Florida
     Stewart Title of Tampa ....................................   Florida
     Stewart Properties of Tampa ...............................   Florida
     SureClose of Florida, Inc. ................................   Florida
     Blaine County Title, Inc. .................................   Idaho
     Stewart Title Company of Boise, Inc. ......................   Idaho
     Stewart Title of Canyon County ............................   Idaho
     Stewart Title of Couer d'Alene, Inc. ......................   Idaho
     Information Services of Illinois ..........................   Illinois
     Stewart Title Company of Illinois .........................   Illinois
     Stewart Title of Elkhart County ...........................   Indiana
     Stewart Title Services of Central Indiana .................   Indiana
     Stewart Title Services of Indiana, Inc. ...................   Indiana
     Stewart Title Services of Northwest Indiana, LLC ..........   Indiana
     Title Search Services, LLC ................................   Indiana
     McPherson County Abstract & Title Company, Inc. ...........   Kansas
     O'Rourke Title Company ....................................   Kansas
     Stewart Title of Louisiana, Inc. ..........................   Louisiana
     Cambridge Landata, Inc. ...................................   Maryland
     Stewart Title Company of Maryland .........................   Maryland
     Stewart Title of Detroit, Inc. ............................   Michigan
     Title Giant ...............................................   Michigan
     Stewart Title of Minnesota, Inc. ..........................   Minnesota
     Stewart Title of Mississippi ..............................   Mississippi
     Stewart Title, Inc. .......................................   Missouri
     Stewart Title of Bozeman, LLC .............................   Montana
     Stewart Title of Great Falls, LLC .........................   Montana
     Stewart Title of Montana ..................................   Montana
     Stewart Title of Ravalli County, LLC ......................   Montana
     Surety Title, LLC .........................................   Montana
     Stewart Title of Carson City ..............................   Nevada
     Stewart Title of Fallon ...................................   Nevada
     Stewart Title of Douglas County ...........................   Nevada
     Stewart Title of Nevada ...................................   Nevada
     Stewart Title of Northeastern Nevada ......................   Nevada
     Stewart Title of Northern Nevada ..........................   Nevada
     East Coast Title ..........................................   New Hampshire
     Professional Title Agency .................................   New Hampshire
     Stewart Title of Northern New England .....................   New Hampshire
     The Title Specialists, LLC ................................   New Hampshire
     Parsippany-Stewart Title Agency, LLC ......................   New Jersey
     Stewart Title of Bergen County ............................   New Jersey
     Stewart Title of Central Jersey, Inc. .....................   New Jersey
     Stewart-Princeton Abstract ................................   New Jersey
     Your Town Title Agency ....................................   New Jersey

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                 STATE OF
                       NAME OF SUBSIDIARY                      INCORPORATION
                       ------------------                      -------------


     Santa Fe Abstract Limited .................................  New Mexico
     Stewart Title Limited .....................................  New Mexico
     Stewart Title of Valencia .................................  New Mexico
     River City Abstract, L.L.C ................................  New York
     Stewart Title Insurance Company ...........................  New York
     Stewart Title of the Carolinas, LLC .......................  North Carolina
     Stewart Title of North Carolina, Inc. .....................  North Carolina
     Stewart Title of the Piedmont .............................  North Carolina
     Union Commerce Title Company LLC ..........................  North Carolina
     Red River Title Services ..................................  North Dakota
     Advance Land Title ........................................  Ohio
     National Land Title Insurance Company .....................  Ohio
     Stewart Fine Homes Title Agency LLC .......................  Ohio
     Stewart Home Builders Title Agency LLC ....................  Ohio
     Stewart Home First Title Agency LLC .......................  Ohio
     Stewart Insurance Group, Ltd. .............................  Ohio
     Stewart Residential Title .................................  Ohio
     Stewart Service Center ....................................  Ohio
     Stewart Stoneridge Title ..................................  Ohio
     Stewart Title Agency of Columbus, Ltd. ....................  Ohio
     Stewart Title Agency of East Central Ohio .................  Ohio
     Stewart Title Agency of Ohio, Inc. ........................  Ohio
     Stewart Title Agency of Medina County, Ltd. ...............  Ohio
     STMI Title ................................................  Ohio
     Landata Research ..........................................  Oklahoma
     Stewart Abstract & Title Co. of Oklahoma ..................  Oklahoma
     Stewart Escrow & Title Services of Lawton .................  Oklahoma
     Stewart Title Insurance Company of Oregon .................  Oregon
     Stewart Title of Oregon ...................................  Oregon
     Americlose, LLC ...........................................  Pennsylvania
     Stewart Title of Rhode Island, Inc. .......................  Rhode Island
     Stewart Title of Memphis ..................................  Tennessee
     Advance Title Company .....................................  Texas
     Cameron County Title ......................................  Texas
     CHADCO ....................................................  Texas
     Dominion Title LLC ........................................  Texas
     Dominion Title of Dallas ..................................  Texas
     East-West, Inc. ...........................................  Texas
     Electronic Closing Services, Inc. .........................  Texas
     Fulghum, Inc. .............................................  Texas
     GC Acquisition, Inc. ......................................  Texas
     Gracy Title Co., L.C ......................................  Texas
     Homemark ..................................................  Texas
     Landata Geo Services, Inc. ................................  Texas
     Landata Group, Inc. .......................................  Texas
     Landata Information Services ..............................  Texas
     Landata Site Services .....................................  Texas
     Landata Systems, Inc. .....................................  Texas
     Landata Technologies ......................................  Texas
     Medina County Title .......................................  Texas
     Millennium Title ..........................................  Texas
     Nacogdoches Abstract & Title ..............................  Texas
     New Century Title of Dallas ...............................  Texas
     Ortem Investments, Inc. ...................................  Texas

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                 STATE OF
                       NAME OF SUBSIDIARY                      INCORPORATION
                       ------------------                      -------------


     Pacific Title, L.C .......................................    Texas
     Premier Title, L.C .......................................    Texas
     Primero, Inc. ............................................    Texas
     Priority Resources, Inc. .................................    Texas
     Priority Title - Dallas ..................................    Texas
     Priority Title - Houston .................................    Texas
     Southland Information, Inc. ..............................    Texas
     Stewart - U.A.M., Inc. ...................................    Texas
     Stewart Geospatial Solutions, Inc. .......................    Texas
     Stewart Information International, Inc. ..................    Texas
     Stewart Investment Services Corporation ..................    Texas
     Stewart Management Information, Inc. .....................    Texas
     Stewart Mortgage Information Company .....................    Texas
     Stewart Title Austin, Inc. ...............................    Texas
     Stewart Title Company ....................................    Texas
     Stewart Title Company of Rockport, Inc. ..................    Texas
     Stewart Title Guaranty Company ...........................    Texas
     Stewart Title of Corpus Christi ..........................    Texas
     Stewart Title of Eagle Pass ..............................    Texas
     Stewart Title of Lubbock, Inc. ...........................    Texas
     Stewart Title of Montgomery County .......................    Texas
     Stewart Title of North Texas .............................    Texas
     Stewart Title of Texarkana ...............................    Texas
     Stewart Trust Company ....................................    Texas
     Titles, Inc. .............................................    Texas
     U.S. Title of Wichita County, Ltd. .......................    Texas
     Cedar Run Title & Abstract ...............................    Virginia
     Greenbrier Title, LLC ....................................    Virginia
     Howell Title, LLC ........................................    Virginia
     Land Title Research, Inc. ................................    Virginia
     Potomac Title & Escrow ...................................    Virginia
     Resource Title, LLC ......................................    Virginia
     Signature & Stewart Settlements, L.C .....................    Virginia
     Smart Choice Settlements, L.C ............................    Virginia
     Stewart Services of Greater Virginia .....................    Virginia
     Stewart Title of  Shenandoah Valley, L.C .................    Virginia
     Stewart Title & Settlement Services, Inc. ................    Virginia
     Stewart Title and Escrow, Inc. ...........................    Virginia
     Charter Title Insurance Company ..........................    Washington
     Security Title ...........................................    Washington
     Stewart Title of Kittitas County .........................    Washington
     Stewart Title of Snohomish ...............................    Washington
     Stewart Title of Washington ..............................    Washington
     Stewart Title of Western Washington ......................    Washington
     Accurate Title ...........................................    Wisconsin
     Sheboygan Abstract & Title Services ......................    Wisconsin
     Sheboygan Title Services, Inc. ...........................    Wisconsin
     Stewart Title of Gillette, Inc. ..........................    Wyoming

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

                                 INTERNATIONAL


     Landata Inc. of Belize ................................  Belize
     Hato Rey Insurance Agency, Inc. .......................  Puerto Rico
     San Juan Abstract Company .............................  Puerto Rico
     Stewart Costa Rica ....................................  Costa Rica
     Stewart Dominica ......................................  Dominican Republic
     Stewart Latin America .................................  Costa Rica
     Stewart Title Guaranty de Mexico, ABC .................  Mexico
     Stewart Data Slovakia .................................  Slovakia
     Stewart Title Insurance Company Limited ...............  United Kingdom